Exhibit 32.1

Certification of the Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of The Gap, Inc. (the “Company”) on Form 10-Q for the period ended August 3, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Arthur Peck, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 30, 2019

/s/ Arthur Peck
Arthur Peck
Chief Executive Officer
(Principal Executive Officer)